SCHEDULE 14A

                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

           PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                       EXCHANGE ACT OF 1934, AS AMENDED.

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:


[ ] Preliminary Proxy Statement

[ ] Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

[X]  Definitive Proxy Statement

[ ]  Definitive Additional Materials

[ ]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12


                             ARC COMMUNICATIONS INC.
      (Name of Registrant as Specified In Its Certificate of Incorporation)

                                       N/A
      (Name of Person(s) Filing Proxy Statement, if other than Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

          ----------------------------------------------------------------------

     (2)  Aggregate number of securities to which transaction applies:

          ----------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

          ----------------------------------------------------------------------

     (4)  Proposed maximum aggregate value of transaction:

          ----------------------------------------------------------------------

     (5)  Total fee paid:

          ----------------------------------------------------------------------

[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

          ----------------------------------------------------------------------

     (2)  Form, Schedule or Registration Statement No.:

          ----------------------------------------------------------------------

     (3)  Filing Party:

          ----------------------------------------------------------------------

     (4)  Date Filed:

          ----------------------------------------------------------------------

                                  (Arc's logo)
                                 (Arc's Address)

                        August 21, 2000 (date of mailing)

Dear Shareholder:

     You are cordially invited to attend the Annual Meeting of Shareholders of Arc Communications Inc. which will be held on September 20, 2000, at 9:00 a.m. (local time), at the Courtyard by Marriot located at 245 Half Mile Road, Red Bank, NJ.

     After reading the enclosed proxy statement, please mark, date, sign and return, at your earliest convenience, the enclosed form of proxy in the prepaid envelope to ensure that your shares will be represented. YOUR SHARES CANNOT BE VOTED UNLESS YOU SIGN, DATE AND RETURN THE ENCLOSED PROXY OR ATTEND THE ANNUAL MEETING IN PERSON.

     The Board of Directors and Management look forward to seeing you at the Meeting.

                                               Sincerely yours,



                                               /s/ Steven H. Meyer
                                               ---------------------------------
                                               Steven H. Meyer
                                               Chief Executive Officer

                             ARC COMMUNICATIONS INC.
                           (A NEW JERSEY CORPORATION)

                        --------------------------------

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

         THE APPROXIMATE MAILING DATE OF THIS NOTICE IS AUGUST 21, 2000

To the Shareholders of

                             ARC COMMUNICATIONS INC.

     The Annual Meeting of Shareholders of Arc Communications Inc. (the "Corporation") will be held at 9:00 a.m., local time, September 20, 2000, at the Courtyard By Marriot, located at 245 Half Mile Road, Red Bank, NJ, to consider and vote on the following matters described under the corresponding numbers in the attached Proxy Statement:

     (1)  The election of 3 directors;

     (2) To ratify the re-appointment of Richard A. Eisner & Company, LLP as independent auditors of the Corporation; and

     (3) To transact such other business as may properly come before the meeting or any adjournments thereof.

     Shareholders of record at the close of business on August 11, 2000 are the only shareholders entitled to notice of and to vote at the Annual Shareholders Meeting. The list of such shareholders will be available for inspection by shareholders at the time and place of the meeting in accordance with Section 14A:5-8 of the New Jersey Business Corporation Act at the offices of the Corporation, 788 Shrewsbury Avenue, Tinton Falls, New Jersey 07724. The stock transfer books of the Corporation will not be closed.

WHETHER OR NOT YOU EXPECT TO BE PRESENT, PLEASE FILL IN, SIGN AND MAIL THE ENCLOSED PROXY, WHICH IS SOLICITED BY THE BOARD OF DIRECTORS. THE PROXY IS REVOCABLE AND WILL NOT AFFECT YOUR RIGHT TO VOTE IN THE EVENT YOU ATTEND THE MEETING.

                                             By Order of the Board of Directors,

                                             Ethel Kaplan
                                             Secretary



     Requests for additional copies of the proxy material should be addressed to the Secretary, Arc Communications Inc., 788 Shrewsbury Avenue, Tinton Falls, New Jersey 07724.

                             Arc Communications Inc.
                              788 Shrewsbury Avenue
                         Tinton Falls, New Jersey 07724

                                -----------------

                                 PROXY STATEMENT

                               -------------------

                         ANNUAL MEETING OF SHAREHOLDERS
        The Approximate Date of This Proxy Statement is August 21, 2000


     The enclosed Proxy is solicited by the Board of Directors of Arc Communications Inc. (the "Corporation") in connection with the Annual Meeting of Shareholders to be held on September 20, 2000. The Board of Directors has fixed August 11, 2000 at the close of business, as the record date for the determination of shareholders entitled to vote at the meeting. Any Proxy received by the Board of Directors may be revoked, either in writing or in person, by the recordholder of the shares covered thereby, if such revocation is received by the Corporation at any time prior to said Proxy being exercised. It is anticipated that this Proxy Statement and the enclosed Notice and Proxy first will be mailed to shareholders of record on or about August 21, 2000.

     All Proxies will be voted in accordance with the instructions contained therein and if no choice is specified will be voted in favor of the election as directors of the persons named herein. The Corporation knows of no reason why any of the nominees named herein would be unable to serve. In the event, however, that any such nominees should, prior to the election, become unable to serve as a director, the Proxy will be voted for such substitute nominee, if any, as the Board of Directors shall propose.

     The Annual Report of Form 10-KSB of the Corporation, including financial statements for the year ended December 31, 1999, is enclosed herewith, but without exhibits, as filed with the Securities and Exchange Commission. Any shareholder may, by written request directed to the Secretary, Arc Communications Inc., 788 Shrewsbury Avenue, Tinton Falls, New Jersey 07724, request a copy of one or more exhibits thereto, in which case, the Corporation's reasonable expenses of furnishing such exhibits may be charged.

                                VOTING SECURITIES

     All the voting power of the Corporation is vested in its Common Stock. As of the close of business on June 30, 2000, 13,713,122 shares (not including 692,000 shares of Common Stock vested to all employees pursuant to the Corporation's Employee Stock Option Plan) of Common Stock, par value $.001 per share, were outstanding. Each share of Common Stock is entitled to one vote. For the purposes of the calculations in the chart below, the total number of shares issued and outstanding includes the 692,000 shares of Common Stock vested to all employees as a whole pursuant to the Corporation Employee Stock Option Plan.

     Set forth below is information concerning the ownership as of June 30, 2000 of the Company's Common Stock beneficially owned by each officer and director of the Corporation and each shareholder who holds more than five (5%) percent of the outstanding shares of the Common Stock of the Corporation. Further, the beneficial owners found below have sole voting and investment power over the shares of Common Stock of the Corporation.

                  Name and Address
Title of Class    of Beneficial Owner             Amount        Percent of Class
--------------    -------------------             ------        ----------------
Common Stock
                 Ethel Kaplan (1)                4,624,270            32.1%
                 6 Edwards Point Road
                 Rumson, New Jersey 07760

                 Steven H. Meyer(2)              2,349,520            16.3%
                 7 Emma Drive
                 Wayside, New Jersey 07712

                 Kenneth P. Meyer(3)             2,348,187            16.3%
                 7 Wemrock Drive
                 Wayside, New Jersey 07712

                 Michael Rubel(4)                  250,000             1.7%
                 6 Almark Terrace
                 Wayside, New Jersey 07712

                 John Lisovitch(5)                 125,000              .9%
                 75 White Plains Road
                 Columbus, New Jersey 08022

                 Rick Fulton(6)                     30,000              .2%
                 38 Main Street
                 Oceanport, NJ 07757

                 Thomm Rittenhouse(7)               88,200              .6%
                 26 Jacob Drive
                 Howell, NJ 07731

                 All Directors as a Group        9,321,977            64.7%

                 All Officers as a Group         9,815,177            68.1%

     (1) Ethel Kaplan is a Director and Secretary of the Corporation. Does not include 90,000 shares held by three trusts to which Ms. Kaplan is custodian under the uniform gift to minors act. This figure includes the option to purchase 150,000 shares of the Corporation's Common Stock pursuant to Ms. Kaplan's Stock Option Agreement, 75,000 shares are currently vested.

     (2) Steven Meyer is a Director, the Chief Executive Officer and the President of the Corporation. This figure includes the option to purchase 75,000 shares of the Corporation's Common Stock pursuant to Mr. Meyer's Stock Option Agreement, 37,500 shares of which are currently vested. Kenneth Meyer and Steven Meyer are brothers.

     (3) Kenneth Meyer is a Director and the Vice President Creative Manager of the Corporation. This figure includes the option to purchase 75,000 shares of the Corporation's Common Stock pursuant to Mr. Meyer's Stock Option Agreement, 37,500 shares of which are currently vested. Kenneth Meyer and Steven Meyer are brothers.

     (4) Michael Rubel is the Corporation's Chief Operating Officer. This figure includes the option to purchase 300,000 shares of the Corporation's Common Stock pursuant to Mr. Rubel's Stock Option Agreement, 150,000 shares of which are currently vested.

     (5) John Lisovitch is the Information Technology Vice President. This figure includes the option to purchase150,000 shares of the Corporation's Common Stock pursuant to Mr. Lisovitch's Stock Option Agreement, 75,000shares of which are currently vested.

     (6) Rick Fulton is the Vice President of Sales. This figure includes the option to purchase 80,000 shares of common stock of which 30,000 have vested.

     (7) Thomm Rittenhouse is the Vice President of New Media. This Figure includes the option to purchase 100,000 shares of common stock of which 75,000 have vested. He also owns 13,200 shares of the Corporation's common stock.

                                    NOMINEES

     Three Directors are to be elected at the Annual Meeting, each to hold office until the next annual meeting and until his successor is elected and qualified.

     The following table sets forth certain information furnished to the Corporation regarding the persons who are nominees for the election as directors of the Corporation.


Name                    Age      Position

Steven H. Meyer         37       Chief Executive Officer, President and Director

Kenneth P. Meyer        40       Vice President Creative Manager and Director

Ethel Kaplan            67       Secretary and Director


     The Board of Directors of the Corporation consists of three persons. Directors serve until the next annual meeting of shareholders or until their successors are duly elected and qualified. Officers are elected to serve, subject to the discretion of the Board of Directors, until their successors are appointed. None of the Directors of the Corporation hold directorships in any other public companies.

     STEVEN H. MEYER has served as the Corporation's Chief Executive Officer and President since its inception. From 1987 to 1992, Mr. Meyer founded and was employed by Slide Effects, Inc. Mr. Meyer received a Bachelor of Fine Arts degree from Syracuse University in 1983. Mr. Meyer is the brother of Kenneth Meyer who is also an officer and director of the Corporation.

     KENNETH P. MEYER has served as the Corporation's Vice President Creative Manager and Director since 1993. Mr. Meyer was a Vice President of Slide Effects, Inc. from 1989 to 1993. Mr. Meyer attended the University of Florida from 1976 to 1982 majoring in Fine Arts. Mr. Meyer is the brother of Steven Meyer who is also an officer and director of the Corporation.

     ETHEL KAPLAN has served as the Corporation's Secretary and Director since 1993. Ms. Kaplan was the founder and President of Arc Technologies, Inc. from 1989 to 1993. Ms. Kaplan attended Syracuse University and Alfred University.

     Steven H. Meyer, Kenneth P. Meyer and Ethel Kaplan were elected as directors in 1992. Each director has served continuously since he/she was first elected.

     The Board of Directors held no formal meetings during the last calendar year.

                               EXECUTIVE OFFICERS

     The following table summarizes all executive officers and directors of the Corporation as of June 30, 2000.


     Name               Age      Position Held

Steven H. Meyer         39       Chief Executive Officer, President and Director

Michael Rubel           46       Chief Operating Officer

Kenneth P. Meyer        42       Vice President Creative Manager and Director

Ethel Kaplan            68       Secretary and Director

John Lisovitch          52       Vice President Information Technology Services

Rick Fulton             46       Vice President of Sales

Thom Rittenhouse        36       Vice President of New Media

                             EXECUTIVE COMPENSATION

     The following table sets forth summary information concerning compensation paid or accrued by the Corporation for services rendered during the fiscal year ended December 31, 1999, to the Corporation's Chief Executive Officer and the other most highly compensated executive officer.

                           SUMMARY COMPENSATION TABLE1


                                              Annual Compensation                            Long Term Compensation
                                           ------------------------                      -----------------------------
                                                                       Other
                                                                       Annual            Securities
                                                                       Compensa-         Underlying      All Other
Name                       Year              Salary ($)    Bonus       tion ($)          Options         Compensation
----------------           ----              ----------    -----       ---------         -----------     ------------
Steven H. Meyer            1999                97,308       none            3,149            75,000(2)        none

                           1998                88,093       none            3,103                             none

                           1997                86,648       none             none              none           none

Michael Rubel              1999               125,000       none             none           150,000(3)        none

                           1998               139,031       none             none           150,000(3)        none

Kenneth P. Meyer           1999                97,308       none            6,204            75,000(1)        none

                           1998                88,093       none            6,150                             none

                           1997                83,090       none

                           1999                97,308       none            5,442           150,000(1)        none
Ethel Kaplan

                           1998                88,093       none            5,363                             none

                           1997                86,648

John Lisovitch             1999               124,000       none             none           150,000(1)
                                                                                                              none

                           1998               138,031       none             none                             none


(1) This table does not include Messrs. Fulton and Rittenhouse who were not officers of the Corporation during the year ended December 31, 1999.

(2)  25% of these options vested as of December 31, 1999.

(3) Mr. Rubel holds options to purchase 300,000 shares of the Corporation's Common Stock pursuant to his employee Stock Option Agreement. Of those 300,000 options, 150,000 have vested.

Compensation Pursuant To Plans

     Total cash compensation paid to all executive officers as a group for services provided to the Corporation and its subsidiaries in all capacities during the fiscal year ended December 31, 1999 aggregated $555,719. Set forth below is a summary compensation table prepared in accordance with the applicable rules of the Securities and Exchange Commission.

                              OPTIONS OF MANAGEMENT

Individual Grants(1)

                         Number of            Employees in
                         Securities           Fiscal Year in
                         Underlying           which Options                               Expiration
Name                     Options Granted      were Granted         Exercise Price         Date
----------------------------------------------------------------------------------------------------
Steven H. Meyer              75,000              9.43%                   $0.50              2003
Michael Rubel               150,000             18.86%                   $0.50              2003
                            150,000             27.77%                   $0.50              2001
Kenneth P. Meyer             75,000              9.43%                   $0.50              2003
Ethel Kaplan                150,000             18.86%                   $0.50              2003
John Lisovitch              150,000             18.86%                   $0.50              2003


     (1) Does not include the options issued to Messrs. Fulton and Rittenhouse. The Corporation has issued to Mr. Fulton options to purchase 80,000 shares of common stock of which 30,000 have vested. The Corporation has also issued to Mr. Rittenhouse options to purchase 100,000 shares of common stock of which 75,000 have vested. Mr. Rittenhouse also owns 13,200 shares of the Corporation's common stock.

Business Experience

     See Election of Directors-Nominees for business experience for Ms. Kaplan and Messrs. Meyer and Meyer.

     MICHAEL RUBEL has served as the Corporation's Chief Operating Officer since July of 1998. Mr. Rubel was the co-founder and eventually President and Chief Executive Officer of CMP Advertising ("CMP") from 1976 to 1992. He then formed The Navesink River Group which merged with the Company. Mr. Rubel received a Bachelor of Science degree in accounting from Fairleigh Dickenson University in 1975.

     JOHN LISOVITCH has served as the Corporation's Vice President of Information Technology since 1997. Mr. Lisovitch was employed by CMP from 1988 to 1992. He joined with Mr. Rubel to form The Navesink River Group which merged with the Company. Mr. Lisovitch received a degree from Pennsylvania State University with a Bachelor of Arts degree in Advertising and Journalism in 1968.

     RICK FULTON, has served as the Corporation's Vice President of Sales since 1999. Mr. Fulton joined the Corporation in 1999 as Director of Internet Marketing. He has extensive Internet management and business development experience, and has been developing strategy and marketing solutions for the Internet since 1995. He is a graduate of the University of Maryland, and spent more than 10 years with Dean Witter and Merrill Lynch where he also earned the coveted CFP designation. Rick is the author of Secrets of Internet Marketing Pros, a web based publication.

     THOM RITTENHOUSE, has served as the Corporation's Vice President of New Media Services, since 2000. Mr. Rittenhouse joined the Corporation in September 1993 as an art director in charge of interactive multi-media. Prior to joining the Corporation, Mr. Rittenhouse ran his own design firm in New Jersey. Mr. Rittenhouse is responsible for the Corporation's expanding role in the architecture of electronic commerce, business-to-business, and business-to-consumer web sites as well as the management of art directors and html and java programmers.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     The Company was not during the last two years and is not presently a party to any transaction exceeding $60,000 with any of the following persons: (i) any director or executive officer of the Company; (ii) any nominee for election as a director; (iii) any holder of 5% or more of any class of the Company's voting securities; and (iv) any member of the immediate family of any person in
(i),(ii) or (iii) above.

                COMPLIANCE WITH SECTION 16(A) OF THE EXCHANGE ACT

     To the Corporation's knowledge, based solely on a review of the copies of the reports required pursuant to Section 16(a) of the Exchange Act that have been furnished to the Corporation and written representations that no other reports were required, during the year ending December 31, 1999, all Section 16(a) filing requirements applicable to its directors, executive officers and greater than 10% beneficial owners have been met.

             RATIFICATION OF RE-APPOINTMENT OF INDEPENDENT AUDITORS

     The Board of Directors has re-appointed the firm Richard A. Eisner, LLP as independent auditors for the year ending December 31, 2000, subject to ratification by the shareholders at the Annual Meeting. Representatives of Richard A. Eisner, LLP are expected to attend the Annual Meeting, will be afforded an opportunity to make a statement if they desire to do so, and will be available to respond to appropriate questions by shareholders.

                                  OTHER MATTERS

     The Board of Directors knows of no matters to be presented at the meeting other than those set forth in the foregoing Notice of Annual Meeting. If other matters properly come before the meeting, the persons named on the accompanying form of proxy intend to vote the shares subject to such Proxies in accordance with their best judgment.

Additional Information

     The cost of solicitation of Proxies will be borne by the Corporation. If necessary to insure satisfactory representation at this meeting, Proxies may be solicited to a limited extent by telephone, telegraph or personal interview by officers and employees of the Corporation, except for actual out-of- pocket communication charges. Brokerage houses, banks, custodians, nominees and fiduciaries are being requested to forward the proxy material to beneficial owners and their reasonable expenses therefore will be reimbursed by the Corporation.

Shareholder's Proposals

     From time to time, shareholders present proposals which may be proper subjects for inclusion in the Proxy Statement and for consideration at the Annual Meeting. To be considered, proposals must be submitted on a timely basis. Proposals for the 2000 Annual Meeting must be received by the Corporation no later than September 11, 2000.

THIS  PROXY  IS   SOLICITED   ON  BEHALF  OF  THE  BOARD  OF  DIRECTORS  OF  ARC
COMMUNICATIONS INC. FOR THE ANNUAL MEETING OF SHAREHOLDERS TO BE HELD SEPTEMBER 20, 2000

     The undersigned shareholder of Arc Communications Inc., a New Jersey corporation (the "Company"), hereby acknowledges receipt of the Notice of Annual Meeting of Shareholders and Proxy Statement, each dated August 21, 2000, and hereby appoints Ethel Kaplan and Michael Rubel or either of them, proxies and attorneys-in-fact, with full power to each of substitution, on behalf and in the name of the undersigned, to represent the undersigned at the Annual Meeting of Shareholders of Arc Communications Inc. to be held on September 20, 2000 at 9:00 a.m., local time, at the Courtyard By Marriot, located at 245 Half Mile Road, Red Bank, NJ, and at any adjournment or postponement thereof, and to vote all shares of Common Stock which the undersigned would be entitled to vote if then and there personally present, on the matters set forth below:


1. ELECTION OF DIRECTORS:


[ ] FOR all nominees listed below (except as indicated).

[ ] WITHHOLD authority to vote for all nominees listed below.


IF YOU WISH TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, STRIKE A LINE THROUGH THAT NOMINEE'S NAME IN THE LIST BELOW:

Steven H. Meyer

Kenneth P. Meyer

Ethel Kaplan


2. PROPOSAL TO RATIFY THE RE-APPOINTMENT OF RICHARD A. EISNER & COMPANY, LLP AS THE INDEPENDENT ACCOUNTANTS FOR THE COMPANY FOR THE YEAR
ENDING DECEMBER 31, 2000:

               [ ] FOR          [ ] AGAINST          [ ] ABSTAIN

PLEASE SIGN ON REVERSE SIDE AND RETURN IMMEDIATELY. ANY SHAREHOLDER COMPLETING THIS PROXY THAT FAILS TO MARK ONE OF THE BOXES FOR THE PROPOSAL WILL BE DEEMED TO HAVE GIVEN THE PROXY HOLDERS COMPLETE DISCRETION IN VOTING HIS, HER, OR ITS SHARES FOR SUCH PROPOSAL AT THE MEETING, OR, IN THE CASE OF ELECTION OF DIRECTORS, FOR EACH OF THE LISTED NOMINEES. IF A BOX IS CHECKED, YOUR SHARES SHALL BE VOTED IN ACCORDANCE WITH YOUR INSTRUCTIONS.

Date: ____________                             -----------------------------
                                               Signature


                                               -----------------------------
                                               Signature


(This Proxy should be marked, dated, Signed by the shareholder(s) exactly as his or her name appears hereon, and returned promptly in the enclosed envelope. Persons signing in a fiduciary capacity should so indicate. If shares are held by joint tenants or as community property, both should sign.)